SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) August 15, 2001

                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-26634

             DELAWARE                                  13-2507777
   (State or other jurisdiction                      (IRS Employer
 of incorporation or organization)                Identification No.)

        700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                          10977
(Address of principal executive office)               (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (845) 425-2000
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ITEM 5.  OTHER MATTERS.

LeCroy Corporation, announced that it has completed a private placement of approximately 1.43 million shares of its Common Stock to ValueAct Capital Partners, L.P. and certain of its affiliated entities, for gross proceeds of approximately $25 million. The Company intends to use the proceeds to fund growth through acquisitions and other transactions. See exhibit 1.1 attached.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description

1.1                        Press release dated August 15, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LECROY CORPORATION

Dated: August 15, 2001             By: /s/ Lutz P. Henckels
                                       -------------------------------------
                                       Lutz P. Henckels
                                       Chief Executive Officer